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                                    EXHIBIT D

                             JOINT FILING AGREEMENT

          The undersigned hereby agree that the statement on Schedule 13G with respect to the Common Stock of Esat Telecom Group plc dated February 13, 1998 is, and any amendments thereto signed by each of the undersigned shall be, filed on behalf of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.

Date:  February 13, 1998                SOROS CAPITAL, L.P.

                                        By:  Steven J. Gilbert
                                             Managing General Partner

                                        By:  /S/ JOHN D. MCEVOY
                                             ----------------------------------
                                             John D. McEvoy
                                             Attorney-in-Fact


Date:  February 13, 1998                SOROS FUND MANAGEMENT LLC

                                        By:  /S/ MICHAEL C. NEUS
                                             ----------------------------------
                                             Michael C. Neus
                                             Assistant General Counsel


Date:  February 13, 1998                GEORGE SOROS

                                        By:  /S/ MICHAEL C. NEUS
                                             ----------------------------------
                                             Michael C. Neus
                                             Attorney-in-Fact


Date:  February 13, 1998                STANLEY F. DRUCKENMILLER

                                        By:  /S/ MICHAEL C. NEUS
                                             ----------------------------------
                                             Michael C. Neus
                                             Attorney-in-Fact


Date:  February 13, 1998                SOROS CAPITAL COINVESTMENT PARTNERS LLC

                                        By:  /S/ MICHAEL C. NEUS
                                             ----------------------------------
                                             Michael C. Neus
                                             Manager